Exhibit 23.0
Consent of Independent Certifying Accountant


                         DiRocco & Company, C.P.A., P.A.
                               6601 NW 14th Street
                                     Suite 3
                              Plantation, FL 33313



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 2004 appearing in the Annual Report on Form 10-KSB of Zkid Network Company for the year ended December 31, 2003.


DiRocco & Company, C.P.A., P.A.
/s/ DiRocco & Company, C.P.A., P.A.
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Plantation, Florida
October 12, 2004